UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

     The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as an exhibit thereto and is filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index due March 31, 2008
8.2	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Nikkei 225 Index due April 7, 2010
8.3	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due April 6, 2010
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of Ten Commodities and Two Commodity Linked Indices due September 23, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due June 29, 2007 Linked to the Common Stock of a Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due September 28, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.8
Tax Opinion of Davis Polk & Wardwell relating to 8.0% (equivalent to 16.0% per annum) Reverse Exchangeable Notes due September 28, 2007 Linked to American Depositary Shares Representing the Class A Ordinary Shares of BAIDU.com, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan

	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: March 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index due March 31, 2008
8.2	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Annual Review Notes Linked to the S&P 500® Index and the Nikkei 225 Index due April 7, 2010
8.3	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due April 6, 2010
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of Ten Commodities and Two Commodity Linked Indices due September 23, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due March 28, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.6	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due June 29, 2007 Linked to the Common Stock of a Single Reference Stock Issuer
8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due September 28, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.8
Tax Opinion of Davis Polk & Wardwell relating to 8.0% (equivalent to 16.0% per annum) Reverse Exchangeable Notes due September 28, 2007 Linked to American Depositary Shares Representing the Class A Ordinary Shares of BAIDU.com, Inc.